Prospectus Supplement

March 31, 2009

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 31, 2009 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated May 1, 2008 of:

International Growth Active Extension Portfolio

The Board of Directors of the Morgan Stanley Institutional Fund, Inc. (the "Fund") approved a Plan of Liquidation for the International Growth Active Extension Portfolio (the "Portfolio"), pursuant to which substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio satisfied, the remaining proceeds distributed to the Portfolio's stockholders and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation with respect to the Portfolio is expected to occur on or about April 30, 2009. Effective immediately, the Portfolio has suspended offering its shares.

Please retain this supplement for future reference.

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